UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 8, 2008
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3301 Exposition Blvd., Suite 100
Santa Monica, California 90404
 (Address of Principal Executive Offices) (Zip Code)

(310) 401-2200
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K that was filed by Genius Products, Inc. (the “Company”) on October 14, 2008 (the “Form 8-K”) in order to disclose certain actions taken by the Audit Committee of the Board of Directors of the Company after the filing of the Form 8-K and relating to the restatements described in the Form 8-K.

Item 2.02     Results of Operations and Financial Condition.

See Item 4.02 below.

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)     During meetings held on October 8, 2008 and November 13, 2008, the Audit Committee of the Board of Directors of Genius Products, Inc. (the “Audit Committee”) determined that it was necessary to restate (i) the Company’s unaudited consolidated financial statements and other financial information at and for the fiscal quarters ended September 30, 2006, March 31, June 30 and September 30, 2007 and March 31 and June 30, 2008, and (ii) the audited consolidated financial statements and other financial information of the Company and Genius Products, LLC (the “Distributor”) at and for the fiscal years ended December 31, 2006 and 2007.

The aforementioned restatements relate to (i) an error in the application of generally accepted accounting principles with respect to the recognition in the Company’s financial statements of costs paid on its behalf by the Distributor and (ii) an error in the application of generally accepted accounting principles with respect to the accounting classification and measurement of certain redemption rights of the holders of the Distributor’s Class W Units.

The Company’s prior accounting methodology with respect to costs paid on its behalf by the Distributor was based on the view that such costs should be recognized in the Company’s financial statements to the extent of the Company’s economic participation and ownership interest in the Distributor.  In connection with the restatements, the Company will recognize all such costs incurred on its behalf by the Distributor in the Company’s previously issued financial statements

The Distributor’s prior accounting methodology with respect to the accounting classification and measurement of the aforementioned redemption rights did not properly classify and measure the aforementioned Class W Units as redeemable securities in accordance with EITF D-98, ‘Classification and Measurement of Redeemable Securities.’  In connection with the restatements, the Distributor will recognize the fair market value of such redeemable securities outside of permanent equity in the Distributor’s previously issued financial statements and the aforementioned previously issued audited and unaudited consolidated financial statements of the Company will be restated to reflect this accounting change.

Management of the Company has assessed the effect of the restatements on its internal controls over financial reporting.  Management previously concluded and has disclosed in its prior reports that a material weakness existed with respect to timely and routine financial statement close/reporting process and the entity-level controls surrounding this process.  Such disclosure of the material weakness continues to be a valid assessment in connection with the restatements described above.

The Company plans to file (i) amended Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, March 31, June 30 and September 30, 2007 and March 31 and June 30, 2008, and (ii) amended Annual Reports on Form 10-K for the years ended December 31, 2006 and 2007.  Until this is completed, the financial statements contained in the aforementioned reports and related auditors opinions should not be relied upon.

The Audit Committee of the Board of Directors of the Company discussed with Ernst & Young LLP, the Company’s independent auditors, the above-described matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: November 19, 2008	By: /s/ Edward J. Byrnes
Edward J. Byrnes
Chief Financial Officer